plantronics®

PLANTRONICS, INC.
345 ENCINAL STREET
SANTA CRUZ, CA 95060

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M48308-P28125 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PLANTRONICS, INC.

The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1:

	For	Against	Abstain
1. Election of Directors			
Nominees:			
1a. Marv Tseu	☐	☐	☐
1b. Ken Kannappan	☐	☐	☐
1c. Brian Dexheimer	☐	☐	☐
1d. Robert Hagerty	☐	☐	☐
1e. Gregg Hammann	☐	☐	☐
1f. John Hart	☐	☐	☐
1g. Marshall Mohr	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

	For	Against	Abstain
2. Approve amendments to the 2003 Stock Plan including, among other things, an increase of 1,000,000 shares of common stock issuable thereunder, and the elimination of the expiration date of the plan.	☐	☐	☐
3. Approve amendments to the 2002 Employee Stock Purchase Plan including, among other things, an increase of 300,000 shares of common stock issuable thereunder, and the elimination of the expiration date of the plan.	☐	☐	☐
4. Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Plantronics, Inc. for fiscal year 2013.	☐	☐	☐
5. Advisory vote to approve the compensation of Plantronics' named executive officers.	☐	☐	☐

NOTE: The proxy holders may vote in their discretion upon such other matter or matters which may properly come before the Annual Meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M48309-P28125

This PROXY is solicited on behalf of the Board of Directors of
PLANTRONICS, INC.
2012 ANNUAL MEETING OF STOCKHOLDERS
August 10, 2012

The undersigned stockholder of PLANTRONICS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 22, 2012, and hereby appoints Ken Kannappan and Richard R. Pickard, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2012 Annual Meeting of Stockholders of PLANTRONICS, INC. to be held on August 10, 2012 at 10:00 a.m. PDT, at 345 Encinal Street, Santa Cruz, California 95060, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN THIS PROXY STATEMENT, FOR THE APPROVAL OF AMENDMENTS TO THE 2003 STOCK PLAN, FOR THE APPROVAL OF AMENDMENTS TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013, FOR THE APPROVAL OF THE COMPENSATION OF PLANTRONICS' NAMED EXECUTIVE OFFICERS, AND AS SAID PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 10, 2012.

PLANTRONICS, INC.

plantronics.

PLANTRONICS, INC.
345 ENCINAL STREET
SANTA CRUZ, CA 95060

M48311-P28125

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 12, 2012
Date: August 10, 2012 **Time:** 10:00 AM PDT
Location: 345 Encinal Street
Santa Cruz, California 95060

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 29, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M48312-P28125

Voting Items

The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1:

1. Election of Directors

   Nominees:

   1a. Marv Tseu

   1b. Ken Kannappan

   1c. Brian Dexheimer

   1d. Robert Hagerty

   1e. Gregg Hammann

   1f. John Hart

   1g. Marshall Mohr

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

2. Approve amendments to the 2003 Stock Plan including, among other things, an increase of 1,000,000 shares of common stock issuable thereunder, and the elimination of the expiration date of the plan.

3. Approve amendments to the 2002 Employee Stock Purchase Plan including, among other things, an increase of 300,000 shares of common stock issuable thereunder, and the elimination of the expiration date of the plan.

4. Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Plantronics, Inc. for fiscal year 2013.

5. Advisory vote to approve the compensation of Plantronics' named executive officers.

NOTE: The proxy holders may vote in their discretion upon such other matter or matters which may properly come before the Annual Meeting or any adjournment thereof.

M48313-P28125